Exhibit 1.01

International Game Technology PLC

Conflict Minerals Report

For The Year Ended December 31, 2016

This Conflict Minerals Report (this “Report”) of International Game Technology PLC, a public limited company organized under the laws of England and Wales (the “Company”), for the year ended December 31, 2016 is presented to comply with Rule 13p-1 (the “Rule”) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Unless otherwise indicated or the context otherwise requires, as used in this report, the terms “we,” us,” and “our” refer to International Game Technology PLC and its subsidiaries.

As used in this Report:

•                  “Conflict Minerals” means columbite-tantalite (coltan), cassiterite, wolframite, or their derivatives (which are limited to tantalum, tin, and tungsten), and gold, that are necessary to the functionality or production of a product;

•                  “Covered Countries” means the Democratic Republic of the Congo (“DRC”) and adjoining countries;

•                  “Covered Products” means our manufactured land-based machine products (including, but not limited to, slot machines, video poker machines, video lottery terminals, electronic or video bingo machines, lottery terminals, instant ticket vending machines, and ticket scanners);

•                  “CFSP-Compliant Smelters” means that the smelter/refinery is registered with CFSP and their sourcing of 3TG is compliant with CFSP assessment protocols; and

•                  “Reporting Period” means the year ended December 31, 2016.

Pursuant to the Rule, and as further described below, we undertook due diligence measures on the source and chain of custody of Conflict Minerals contained in Covered Products that we had reason to believe may have originated from the Covered Countries, and may not have come from recycled or scrap sources.

SEC Final Rule on Conflict Minerals

The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to “conflict minerals” as directed by Section 1502 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.  The Rule imposes certain reporting obligations on SEC registrants whose products contain Conflict Minerals, excepting Conflict Minerals that, prior to January 31, 2013, were located “outside of the supply chain” (as defined in the Rule). For products that contain Conflict Minerals, the registrant must conduct in good faith a reasonable country of origin inquiry designed to determine whether any of the Conflict Minerals originated in any of the Covered Countries.  If, based on such inquiry, the registrant knows or has reason to believe that any of the Conflict Minerals contained in its products originated or may have originated in a Covered Country and knows or has reason to believe that those Conflict Minerals may not be solely from recycled or scrap sources, the registrant must conduct due diligence on the source and chain of custody of those minerals.

1.                        Company and Product Overview

We are a global gaming company, operating and providing an integrated portfolio of technology products and services across all gaming markets, including lottery management services, online and instant lotteries, electronic gaming machines, sports betting, interactive gaming, and commercial services. We provide business-to-consumer and business-to-business products and services to customers in over 100 countries.

Based upon our internal assessment, the Rule applies to materials used in the Covered Products.  Hardware purchased for installation with our systems technology products is not manufactured or contracted for manufacture by us; consequently, the policies and procedures described in this Report have not been applied to our systems technology products.

We recognize that the use of Conflict Minerals is necessary in the production of the Covered Products. We seek to ensure that any Conflict Minerals within the manufacturing process for our Covered Products that originate from the Covered Countries are CFSP-Compliant. In furtherance of the foregoing, we have implemented policies and procedures to comply with the Rule requirements, including a Conflict Minerals Policy.

2.                        Conflict Minerals Diligence Program and Due Diligence Process

The due diligence program we use to identify and trace the Conflict Minerals in our supply chain for Covered Products is based on procedures and tools provided by the Electronic Industry Citizenship Coalition (“EICC”), the Global e-Sustainability Initiative (“GeSI”) and the Organization for Economic Cooperation and Development (“OECD”).  For the Reporting Period, we requested that suppliers whose products contain Conflict Minerals submit information to us using the Conflict Minerals Reporting Template (version 4.20) (the “Template”) of the Conflict-Free Sourcing Initiative (“CFSI”), which was founded by members of the EICC and GeSI.  The Template is a standardized reporting template developed by the CFSI that facilitates the transfer of information through the supply chain regarding mineral country of origin and smelters and refiners being utilized.  The Template was developed to facilitate disclosure and communication of information regarding smelters that provide minerals to a company’s supply chain.  It includes questions regarding a company’s CFSP-Compliant policy and engagement with its direct suppliers as well as a listing of the smelters used by the supplier and its sub-suppliers. In addition, the Template contains questions regarding the origin of Conflict Minerals included in suppliers’ products as well as supplier due diligence.  We request that our suppliers adopt a conflict minerals policy to reasonably assure that the Conflict Minerals in the products they manufacture are compliant (“CFSP-Compliant”) with the Conflict-Free Smelter Program (“CFSP”) assessment protocols set by the Conflict-Free Sourcing Initiative (“CFSI”). We request suppliers to set forth in their policies their responsibility for establishing a due diligence program to ensure CFSP-Compliant supply chains, and suppliers are requested to report their due diligence efforts to us.  We review responses and maintain records of our due diligence activities as well as responses.  We expect suppliers to take similar measures with their suppliers to ensure alignment throughout the supply chain.

We request confirmation from suppliers that they have adopted a conflict minerals policy and are in compliance with such policy in all material respects.  We retain the right to utilize alternate suppliers in the event that a supplier is unwilling or unable to comply with our requests. We also request that our suppliers report to us their due diligence efforts for identifying the supply chain of Conflict Minerals within their process as well as their findings. We may conduct audits of certain suppliers to ensure consistency with our policies and supplier requirements.

Our due diligence process defines steps and review processes deemed necessary for us to comply with the Rule. Our due diligence policies, procedures and processes have been developed with consideration of the second edition of the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (“OECD Guidance”) and the related supplements for Conflict Minerals.  Specific procedures include defining suppliers that are affected by Conflict Minerals, identifying risks, communicating supplier responsibilities, utilizing a cross-functional team, collecting necessary information, and maintaining records of activity, responses and conclusions.

Suppliers are responsible for reporting due diligence efforts by completing and submitting the Template and a conflict minerals policy to us. In connection with the foregoing, our cross-functional team undertakes the following activities:

•                  identifies which suppliers provide products to us containing Conflict Minerals;

•                  distributes a Conflict Minerals letter with an environmental policy and a link to the CFSI form to all suppliers determined to be in scope;

•                  tracks which suppliers have responded and retains the suppliers’ completed Template and policies;

•                  reviews responses and conducts further diligence if warranted;

•                  maintains smelter information from suppliers and checks smelter identifications against the Compliant Smelter & Refiners list (at www.conflictfreesourcing.org) and the Smelter Reference list of the current CFSI Conflict Minerals Reporting Template; and

•                  reports to senior management annually with respect to the due diligence process and compliance obligations.

3.                        Description of Due Diligence Measures Performed

Below is a description of the measures we performed for the Reporting Period to exercise due diligence on the source and chain of custody of Conflict Minerals contained in the Covered Products that we had reason to believe may have originated from the Covered Countries and may not have come from recycled or scrap sources.

To identify relevant suppliers subject to due diligence, we reviewed 459 suppliers in which over 95% of production of the Covered Products occurs. Starting with 459 suppliers, we removed suppliers from whom we did not purchase materials for the Covered Products during the Reporting Period. Suppliers were determined to be out of scope if the materials purchased from them either did not contain Conflict Minerals or were not included in any of the Covered Products. If any uncertainty remained as to potential inclusion of any Conflict Minerals contained in materials purchased from a supplier for the Covered Products, the supplier was considered in scope. As a result of this analysis, we identified 60 suppliers whom provided 95% of our 2016 annual spend to be in scope and subject to further due diligence.

We surveyed the 60 in-scope suppliers using the Template, requesting that each submit information requested by the Template and a conflict minerals policy. We continued to follow up with the in-scope suppliers through follow-up requests until May 5, 2017. We received responses from suppliers accounting for approximately 95% of the aggregate amount we spent in 2016 on direct material purchases. As a result of this process, we received responses from 58 suppliers. The responses included 54 EICC/GeSI declarations and 13 conflict minerals policies.  Thirty eight suppliers provided smelter documentation. Among the suppliers providing smelter documentation, 465 smelters were identified, of which 227 have been verified by CFSI as CFSP-Compliant smelters. The remaining 238 smelters identified are not currently verified as CFSP-Compliant by CFSI but 81 are registered with CFSI IDs and 157 are not registered. Please refer to Appendix A for additional information regarding smelter names, country location, and mineral.

We do not have a direct relationship with smelters and refiners, nor do we perform direct audits of these entities that provide us with Conflict Minerals through our supply chain. We rely upon our direct suppliers (and their suppliers) as well as industry efforts, such as EICC and CFSI, to influence smelters and refineries to become certified through the CFSP.

4.                        Reasonable Country of Origin Inquiry (“RCOI”)

We analyzed our products and found that Conflict Minerals can be found in the Covered Products. Therefore, the Covered Products are subject to the reporting obligations of the Rule and are covered by this Report. Hardware purchased for installation with our systems technology products is not manufactured or contracted for manufacture by us and consequently such products are not subject to the Rule or covered by this Report.

In connection with the RCOI, we determined that it may take time for some of our suppliers to verify the origin of Conflict Minerals they supply directly or indirectly to us for use in our products as some of the suppliers source material from many sub-suppliers. Further, as part of the RCOI process, we adopted the CFSI industry approach and traced back the origin of Conflict Minerals by identifying smelters, refineries or recyclers and scrap supplier sources. We used the CFSI and its CFSP to trace the mine of origin of the Conflict Minerals to its original source. The CFSP audits smelters and refineries to ensure that all certified smelters and refineries only use ores that are DRC conflict free.

The results of our RCOI are set forth in Appendix A. The suppliers that provided smelter documentation to us indicated that, with two exceptions, the Conflict Minerals supplied to them did not originate from any smelters located in any of the Covered Countries. The two exceptions are CFSP registered with CFSI IDs. Seventeen of these suppliers indicated that tin was supplied to them from Phoenix Metals Ltd. CID0022507 located in Rwanda, which is a Covered Country. Ten of these suppliers indicated that gold was supplied to them from Universal Precious Metals Refinery CID002507, located in Zambia, which is a Covered Country. These smelters are not currently verified as CFSP-Compliant by CFSI. These twenty seven suppliers did not confirm whether any of the tin supplied to them from Phoenix Metals Ltd. was supplied to us during the Reporting Period. Tin and gold are included in most of our Covered Products and is sourced from multiple suppliers. We are unable to trace, without unreasonable effort, which of the Covered Products included tin or gold from these suppliers during the Reporting Period.

Appendix A

Metal	Smelter Name	Smelter Country
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corp.	JAPAN
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Métaux S.A.	SWITZERLAND
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	Chugai Mining	JAPAN
Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)
Gold	DODUCO GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heraeus Ltd. Hong Kong	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN

Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA
Gold	Kojima Chemicals Co., Ltd	JAPAN
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L’azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	PAMP SA	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA
Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)
Gold	Samwon Metals Corp.	KOREA (REPUBLIC OF)
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA

Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Gold	Morris and Watson	NEW ZEALAND
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Republic Metals Corporation	UNITED STATES OF AMERICA
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES
Gold	Sudan Gold Refinery	SUDAN
Gold	T.C.A S.p.A	ITALY
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA
Gold	SAAMP	FRANCE
Gold	L’Orfebre S.A.	ANDORRA
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	AURA-II	UNITED STATES OF AMERICA
Gold	Gujarat Gold Centre	INDIA
Gold	Sai Refinery	INDIA
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Bangalore Refinery	INDIA
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Pease & Curren	UNITED STATES OF AMERICA
Gold	SungEel HiTech	KOREA (REPUBLIC OF)
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	CHEONG HING REFINERY WORKS LIMITED	HONG KONG
Gold	Torecom	KOREA (REPUBLIC OF)
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

Gold	China Gold	CHINA
Gold	Codelco	CHILE
Gold	Daeryong ENC	KOREA, REPUBLIC OF
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Electro Metals	UNITED STATES OF AMERICA
Gold	Gauteng refinery	SOUTH AFRICA
Gold	Gejiu Zili Mining And Smelting Co., Ltd.	CHINA
Gold	Gold and Silver Refining Strokes Ltd.	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Guangxi Pinggui PGMA Co Ltd	CHINA
Gold	Harmony Gold Mining Company Limited	SOUTH AFRICA
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	Hena Sanmenxia	CHINA
Gold	Henan Yuguang Gold and Lead Co., Ltd	CHINA
Gold	Heraeus Electronic Materials Phils.,Inc.	HONG KONG
Gold	Hisikari Mine	JAPAN
Gold	Hutti Gold Mines Limited (HGML)	INDIA
Gold	Jia Lung Corp	TAIWAN, PROVINCE OF CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Johnson Matthey HongKong Ltd.	HONG KONG
Gold	Johnson Matthey Plc	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND
Gold	K.A.Rasmussen as	NORWAY
Gold	Kunshan Jinli Chimical Industry Reagents Co.LTD	CHINA
Gold	KYOCERA	JAPAN
Gold	LITTELFUSE	USA
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	HONG KONG
Gold	Morigin Company	JAPAN
Gold	N.E.Chemcat Corporation	CHINA
Gold	Ningbo Kangqiang	JAPAN
Gold	Nippon Mining & Metals	UNITED STATES OF AMERICA
Gold	PM Sales Inc.	UNITED STATES OF AMERICA
Gold	Riotinto	JAPAN
Gold	SENJU METAL INDUSTRY CO.,LTD.	CHINA
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong penglai gold smelter	CHINA
Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA
Gold	Shanghai Gold Exchange Market	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	State metal exchange	LITHUANIA
Gold	State research institute Center for Physical Sciences and Technology	TAIWAN, PROVINCE OF CHINA
Gold	Super Dragon Technology Co. Ltd.	CHINA
Gold	Suzhou Xingrui Noble	CHINA
Gold	Taizhou Chang San Jiao Electric Company	UNITED STATES
Gold	Technic Inc	CHINA
Gold	China Gold	CHILE
Gold	Codelco	KOREA, REPUBLIC OF

Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold	The Hutti Gold Company	INDIA
Gold	Umicore Precious Metal Refining	UNITED STATES OF AMERICA
Gold	United Refining	UNITED STATES
Gold	W.C. Heraeus GmbH	GERMANY
Gold	Yang Zhaojin Kanfort Precious Metals Co.LTD	CHINA
Gold	yantai zhaojin kanfort precious metals incorporated company ETDZ branch	CHINA
Gold	Yantai Zhaojinlifu	CHINA
Gold	Yuh Cheng Materials Corp	CHINA
Gold	Zhaojin Group and Gold Mineral China Co.,Ltd of Shandong Zhaoyuan	CHINA
Gold	zhaojinjinyinyelian	CHINA
Gold	Zhapjin Mining Industry Co.LTD	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	D Block Metals, LLC	VIET NAM
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	E.S.R. Electronics	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA

Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Woltech Korea Co., Ltd.	KOREA (REPUBLIC OF)
Tungsten	Moliren Ltd	RUSSIAN FEDERATION
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Metallurgy Group Co. Ltd.	CHINA
Tungsten	Beijing Tian-long	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	Kennametal Inc.	UNITED STATES OF AMERICA
Tungsten	China Minmetals Corporation	CHINA
Tungsten	China National Non-ferrous	CHINA
Tungsten	Metallo-Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Mitsubishi Materials	JAPAN
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Xiamen Golden Egret Special Alloy Co.Ltd	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Corp Ltd	CHINA
Tin	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Alpha	UNITED STATES OF AMERICA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CV Gita Pesona	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Elemetal Refining, LLC	CHINA
Tin	China Tin Group Co., Ltd.	CHINA

Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	PAMP S.A.	UNITED STATES OF AMERICA
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Minsur	PERU
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA
Tin	Soft Metais Ltda.	BRAZIL
Tin	Thaisarco	THAILAND
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA
Tin	Tony Goetz NV	CHINA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Yunnan Chengfeng	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL
Tin	WIELAND Edelmetalle GmbH	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	Phoenix Metal Ltd.	RWANDA
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Inti Stania Prima	INDONESIA
Tin	CV Ayi Jaya	INDONESIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	PAMP S.A.	UNITED STATES OF AMERICA

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Resind Indústria e Comércio Ltda	BRAZIL
Tin	PT O.M. Indonesia	INDONESIA
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Elmet S.L.U.	SPAIN
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	Gold Bell Group	CHINA
Tin	Mitsubishi Material	JAPAN
Tin	CINTAS METALICAS S.A	SPAIN
Tin	Hayes Metals	NEW ZEALAND
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA
Tin	Shaoxing Tianlong Tin Materials Co., Ltd	CHINA
Tin	Sungeel Hiten Co.,Ltd.	KOREA (DEMOCRATIC PEOPLE’S REPUBLIC OF)
Tin	Super Ligas	BRAZIL
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA
Tin	Xinmao Xiye (Tin Company)	CHINA
Tin	Yunnan Gejiu Jinye Minerals	CHINA
Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA
Tin	Grant Manufacturing and Alloying	UNITED STATES OF AMERICA
Tin	Samhwa Non-ferrorus Metal Ind. Co. Ltd	KOREA (REPUBLIC OF)
Tin	Sizer Metals PTE	SINGAPORE
Tin	Taicang Nancang Metal Meterial Co.,Ltd	CHINA
Tin	Tong Ding Metal Materials Co., Ltd.	CHINA
Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN, PROVINCE OF CHINA
Tin	Baoshida Swissmetal	SWITZERLAND
Tin	Best Metais	BRAZIL
Tin	Cooperativa dos Fundidores de Cassiterita	BRAZIL
Tin	Uniforce Metal Industrial Corp	CHINA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM

Tin	PT Koba Tin	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	AIM	CANADA
Tin	American Iron and Metal	CANADA
Tin	ANCHEN SOLDER TIN PRODUCTS CO.,LTD	CHINA
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Heraeus Materials Technology GmbH&Co.KG	GERMANY
Tin	Heraeus Technology Center	HONG KONG
Tin	High Quality Technology Co.,Ltd	CHINA
Tin	IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	MCP Metal Specialist Inc.	UNITED KINGDOM
Tin	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Nihon Superior Co.,Ltd	JAPAN
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	RISHENG	CHINA
Tin	Samhwa non-ferrorus Metal ind.co.ltd	KOREA, REPUBLIC OF
Tin	SGS BOLIVIA S.A.	BOLIVIA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Tamura	JAPAN
Tin	TIMAH Taiwan Huiliang	TAIWAN
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Vishay Intertechnology	CHINA
Tin	Westfalenzinn	GERMANY
Tin	Wilhelm Westmetall, Germany	GERMANY
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Jin Tian	CHINA
Tin	Malaysia Smelting Corporation Berhad	MALAYSIA
Tin	MK Electron	INDONESIA
Tin	PT Putra Karya	INDONESIA
Tin	PT Timah (Persero) TBK	USA
Tin	Rahman Hydrailic Tin Sdn Bhd	CHINA
Tin	Shanghai Sinyang Semiconductor Materials	CHINA
Tin	Smelting Branch of Yunnan Tin Company Ltd	JAPAN
Tin	Tochij	CHINA
Tin	Zi Jin Copper	CHINA
Tin	ANSON SOLDER & TIN PRODUCTS MADE LTD	BRAZIL
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amaz?nia Ltda.	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	INDONESIA
Tin	PT Koba Tin	CHINA
Tin	DECHENG SOLDER CO., LTD	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Yinchendo Mining Industry	CANADA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA

Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	Hi-Temp	UNITED STATES
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	QuantumClean	UNITED STATES OF AMERICA
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Telex	UNITED STATES
Tantalum	Ulba	KAZAKHSTAN
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Gannon & Scott	UNITED STATES OF AMERICA
Tantalum	Starck	UNITED STATES OF AMERICA
Tantalum	Plansee	AUSTRIA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	CHINA

Tantalum	Advanced Metallurgical Group N.V.	UNITED STATES OF AMERICA
Tantalum	Companhia Industrial Fluminense	BRAZIL
Tantalum	KAMET Blue Powder Corporation	UNITED STATES
Tantalum	Metal Do	JAPAN
Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA
Tantalum	NTET, Thailand	THAILAND
Tantalum	Triebacher	GERMANY